UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549




                           _______________________


                                  FORM 8-K


                           _______________________



                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  May 17, 1994
                                                        ______________


                           DART GROUP CORPORATION
           ______________________________________________________
           (Exact name of registrant as specified in its charter)



              Delaware                 0-1946            53-0242973
    ____________________________     ____________     ___________________
    (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)          File Number)      Identification No.)



              3300 75th Avenue, Landover, Maryland          20785
          __________________________________________     ___________
           (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code (301) 731-1200
                                                         ______________

       ______________________________________________________________
       (Former name or former address, if changed since last report.)


          The total number of sequentially numbered pages is 2.

          This filing contains no exhibits.

       2 of 2

Item 5.  Other Events

                On May 17, 1994, members of the Haft family settled all legal disputes among themselves relating to, among other things, their ownership of and restrictions on their holdings of Common Stock of Dart Group Corporation (the "Corporation"), including those reported in the Corporation's Annual Report on Form 10-K for the fiscal year ended January 31, 1994 (the "Annual Report"). There now are no contractual restrictions on the ability of any member of the Haft family to freely transfer his or her Dart Class B or Class A Common Stock. (See Annual Report at pages 80-82 for a description of the ownership of common stock of the Corporation and the dispute regarding transfer restrictions which was settled.) All shares of the Corporation's Common Stock previously held by members of the family, directly or through partnerships, will now be directly held and voted. (See Annual Report at page 81, notes 4 and 6, for a description of these holdings and the claims challenging prior distributions that have been settled.)

                In addition, the settlement agreements, by providing that all claims between the family and between members of the family and the Corporation (except for the federal lawsuit between Robert Haft and the Corporation over his termination) were settled, resolves insofar as possible the direct and derivative claims asserted by Robert M. Haft his lawsuit filed in November 1993 in the Delaware Court of Chancery in New Castle County. (See Annual Report at pages 48-51 for a description of Mr. Haft's Delaware Chancery lawsuit and the transactions challenged thereby.) While Robert Haft's suit in the United States District Court for the District of Delaware relating to his employment contracts (see Annual Report at page
50) has not been settled, the parties have agreed to submit the claims to a non-binding mediation process. The derivative lawsuit filed by Alan R. Kahn and Tudor Trust (see Annual Report at pages 50-51) is not affected by this settlement.

                                  SIGNATURE
                                  _________

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DART GROUP CORPORATION


                                         By: /s/ RON MARSHALL
                                             ________________
                                               Ron Marshall
                                               Senior Vice President
                                               and Chief Financial
                                               Officer


Date:  May 25, 1994